SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 18, 2014

Nogales Resources Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-199013	35-2510378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 80, Calle Columbia, Colonia 5 de Diciembre, Puerto Vallarta, CP48351, Jalisco, México
(Address of principal executive offices)

Registrant’s telephone number, including area code: 322-174-9267

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On December 18, 2014, our board of directors approved an issue of 1,190,000 shares to a total of 33 subscribers who purchased shares of common stock at a price of $0.0075 per share in our initial public offering (the “Offering”). The Offering was made pursuant to our Registration Statement on Form S-1/A which became effective on November 25, 2014.  We raised a total of $8,925 through the Offering, which was conducted by our sole officer and director, Misael Aguirre. The Offering is now closed.

We have committed to update the Prospectus as required by law and will continue to file all required reports with the Securities and Exchange Commission (the "Commission").

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nogales Resources Corp.

/s/ Misael Aguirre

Misael Aguirre

Chief Executive Officer

Date: December 22, 2014

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